UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 12, 2022

SunPower Corporation
(Exact name of registrant as specified in its charter)

001-34166
(Commission File Number)

Delaware	94-3008969
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

51 Rio Robles, San Jose, California 95134
(Address of principal executive offices, with zip code)

(408) 240-5500
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, $0.001 par value per share	SPWR	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 12, 2022, Franck Trochet notified SunPower Corporation, a Delaware corporation (the “Company”), of his intent to resign as a member of the Board of Directors of the Company (the “Board”) effective March 31, 2022, pursuant to Amendment No. 6 to the Affiliation Agreement (the “Amendment”), dated as of October 29, 2021, by and among the Company, TotalEnergies Solar INTL SAS (“TotalEnergies Solar”), and TotalEnergies Gaz & Electricité Holdings SAS (“TotalEnergies Gaz”). The Amendment provided for the extension of certain temporary adjustments to the composition of the Board previously effected via Amendment No. 5 to the Affiliation Agreement, including (i) maintaining the size of the Board at 11 directors through March 31, 2022; and (ii) providing that, on March 31, 2022, (A) one of the Disinterested Directors (as such term is defined in the Affiliation Agreement, dated April 28, 2011, as amended, by and among the Company, TotalEnergies Solar, and TotalEnergies Gaz (the “Affiliation Agreement”)), in consultation with the Nominating and Corporate Governance Committee of the Board, shall resign from his or her position on the Board, (B) TotalEnergies Solar shall as promptly as practicable cause one of its designated members to resign from the Board, and (C) the Board shall take all necessary action to reduce the size of the Board to nine directors. In keeping with the Amendment, Mr. Trochet, as the TotalEnergies Solar designee, is resigning from the Board, and Patrick Wood III previously notified the Board of his intent to resign as one of the Disinterested Directors (as such term is defined in the Affiliation Agreement) of the Board effective March 31, 2022, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on January 26, 2022. As a result of Mr. Trochet’s and Mr. Wood’s resignations, the size of the Board shall be reduced to nine directors, as contemplated by the Amendment.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUNPOWER CORPORATION

March 17, 2022	By:	/S/ REGAN J. MACPHERSON
	Name:	Regan J. MacPherson
	Title:	Executive Vice President and Chief Legal Officer